UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2021, Elton Bond, Senior Vice President and Chief Accounting Officer of MRC Global Inc. (the “Company”), submitted his resignation from the Company to be effective May 19, 2021. Mr. Bond is leaving the Company to pursue another opportunity at another employer.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Thursday, May 6, 2021 as a virtual, on-line meeting. The results of the matters submitted to a vote of the stockholders at the meeting are set forth in the immediately following table below. Pursuant to Delaware law and the Company’s By-Laws, broker non-votes are not considered votes cast and do not affect the outcome of the votes. In addition, abstentions are also not considered votes cast for any of the matters submitted to a vote of stockholders. Therefore, only votes for and against each matter are included in the percentages below.

Item I. Election of Directors. Stockholders elected each of the persons named below as Directors to hold office until the 2021 annual meeting of stockholders, or until their successors are elected and qualified, or their earlier retirement, removal or death:

	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Deborah G. Adams	88,054,772	97.26	2,479,525	2.74	4,634,408
Leonard M. Anthony	87,815,507	97.00	2,718,790	3.00	4,634,408
Rhys J. Best	86,789,414	95.86	3,744,883	4.14	4,634,408
Barbara J. Duganier	88,747,346	98.03	1,786,951	1.97	4,634,408
Dr. Cornelis A. Linse	87,553,378	96.71	2,980,919	3.29	4,634,408
Robert J. Saltiel, Jr.	89,627,171	99.00	907,126	1.00	4,634,408
Robert L. Wood	87,868,461	97.06	2,665,836	2.94	4,634,408

Item II. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the immediately following table:

Votes Cast For:	86,653,238	95.78%
Votes Cast Against:	3,820,991	4.22%
Abstentions:	60,068
Broker Non-Votes:	4,634,408

Item III. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2021 as set forth in the immediately following table:

Votes Cast For:	94,417,383	99.21%
Votes Cast Against:	711,352	0.75%
Abstentions:	39,970
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2021

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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